Exhibit 10.18

	Schedule of Executed License Agreements
	By and Between Sterling House Corporation


Sterling House Corporation has entered into the following License Agreements which vary only in the following material respects from Exhibit 10.17.


   Licensee                           Dated            Residence

Austin Development, Limited          3/31/97           Findlay, OH

Bridgeport Limited Partnership       3/31/97           Newark, OH
                                                       Troy, OH

Newport Development, L.L.C.          3/31/97           Georgetown, TX

Waterford Development, L.L.C.        3/31/97           Durant, OK

Cornwall Development, Limited        6/25/97            Fairfield, OH
                                                       Greenville,  OH

Sherwood Development, L.L.C.         6/5/97            New Braunfels, TX
                                                       San Antonio-Whitby, TX

Winchester Development, L.L.C.       6/18/97           Piqua, OH
                                                       Springdale, OH

Glenwood Development, L.L.C.         6/18/97           Brighton, CO


Devon Development, Limited           6/25/97           Urbana, OH
                                                       Washington Twnsp, OH

Portsmouth Development, L.L.C.        6/6/97            Waco, TX
                                                       San Antonio-
                                                       Maltsberger Rd., TX
                                                       Tulsa-71st St., OK